Exhibit 99.1

            LIVESTAR ENTERTAINMENT GROUP, INC.

                CERTIFICATION PURSUANT TO
                  18 U.S.C. SECTION 1350,
                  AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Livestar Entertainment Group, Inc. (the Company) on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ray Hawkins, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Ray Hawkins
----------------------------------------
Ray Hawkins
Principal Executive Officer
August 19, 2003

     A signed original of this written statement required by
Section 906 has been provided to Livestar Entertainment Group, Inc. and will be retained by Livestar Entertainment Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.